                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)           January 31, 1997
                                                -------------------------------

                         First Chicago NBD Corporation
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Delaware                             1-7127                    38-1984850
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(STATE OR OTHER JURISDICTION      (COMMISSION                 (IRS EMPLOYER
 OF INCORPORATION)                 FILE NUMBER)              IDENTIFICATION NO.)


One First National Plaza,  Chicago, IL                              60670
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   312-732-4000
                                                     ------------
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ITEM 5.  OTHER EVENTS
------

On January 31, 1997, the closing of the sale of $250,000,000 of aggregate liquidation amount of Floating Rate Preferred Securities (Liquidation Amount $1,000 per Preferred Security) (the "Preferred Securities") of First Chicago NBD Capital I (the "Trust") occurred pursuant to the Underwriting Agreement dated January 24, 1997, among the Trust, First Chicago NBD Corporation ("FCN"), Lehman Brothers Inc., First Chicago Capital Markets, Inc., Credit Suisse First Boston Corporation and Salomon Brothers Inc. The Preferred Securities are fully and unconditionally guaranteed by FCN which also sponsored the Trust. The Preferred Securities were issued pursuant to the terms of the Amended and Restated Declaration of Trust, dated as of January 1, 1997, relating to the Trust and are guaranteed by FCN under the Preferred Securities Guarantee Agreement dated as of January 31, 1997. The proceeds from the sale of the Preferred Securities were invested in the Floating Rate Junior Subordinated Deferrable Interest Debentures due February 1, 2027 of FCN, which were issued pursuant to an Indenture dated as of January 1, 1997, as supplemented by a First Supplemental Indenture dated as of January 31, 1997, both by and between FCN and The Chase Manhattan Bank, as trustee.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(C) Exhibits

     The exhibits listed below and attached hereto are hereby filed in connection with the Registration Statement on Form S-3 (File No. 333-15649) of FCN and the Trust.

     Exhibit Number  Description of Exhibit
     --------------  ----------------------

          4(c)(2)    Amended and Restated Declaration of Trust of
                     First Chicago NBD Capital I dated as of January 1, 1997.

          4(e)(2)    First Supplemental Indenture dated as of January 31, 1997.

          4(h)(2) Preferred Securities Guarantee Agreement dated as of January 31, 1997
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    First Chicago NBD Corporation
                                    ------------------------------
                                    (REGISTRANT)


Date: February 7, 1997              By: /s/ M. Eileen Kennedy
     --------------------           --------------------------------
                                    Title: Senior Vice President
                                           and Treasurer
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                                 EXHIBIT INDEX


    Exhibit Number    Description of Exhibit
    --------------    ----------------------

     4(c)(2)          Amended and Restated Declaration of Trust of
                      First Chicago NBD Capital I dated as of January 1, 1997.

     4(e)(2)          First Supplemental Indenture dated as of January 31, 1997.

     4(h)(2)          Preferred Securities Guarantee Agreement dated as of
                      January 31, 1997